DEFINITIVE COPIES

                                               (File Nos. 2-67052  and 811-3023)

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [   ]    Preliminary Proxy Statement
         [   ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                  RULE 14A-6(E)(2))
         [   ]    Definitive Proxy Statement
         [X]      Definitive Additional Materials
         [   ]    Soliciting Material Pursuant toss.240.14a-11(c)orss.240.14a-12

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                                David M. Whitaker
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                              Robert J. Zutz, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue NW
                             Washington, D.C. 20036

Payment of Filing Fee (Check the appropriate box):

         [X]    No Fee Required
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                and 0-11

                1) Title  of each  class of  securities  to which  transaction applies:
                   ___________________________

                2) Aggregate  number  of  securities  to  which   transaction
                   applies:
                   ___________________________

                3) Per  unit   price  or  other   underlying   value  of
                   transaction  computed  pursuant to Exchange  Act Rule 0-11:
                   ___________________________

                4) Proposed maximum aggregate value of transaction:
                   ___________________________

                5) Total fee paid:
                   ___________________________

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1) Amount Previously Paid:
                _______________________

             2) Form, Schedule or Registration Statement No.:
                _______________________

             3) Filing Party:
                _______________________

             4) Date Filed:
                _______________________

                    ADAMS HARKNESS SMALL CAP GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 25, 2005
                            -------------------------

To the Shareholders of Adams Harkness Small Cap Growth Fund:

         On September 23, 2005, a special meeting of the shareholders of Adams Harkness Small Cap Growth Fund, a series of Forum Funds (the "Trust"), was held to approve a new Investment Advisory Agreement between the Trust and AH Lisanti Capital Growth, LLC ("AH Lisanti") for Adams Harkness Small Cap Growth Fund (the "Proposal"). Shareholders attending the September 23, 2005 Special Meeting of Shareholders voted to adjourn the meeting until November 25, 2005 to permit the Trust to circulate supplemental materials to shareholders regarding Canaccord Capital Inc.'s ("Canaccord") contemplated acquisition of Adams Harkness Financial Group, Inc. ("AHFG") no later than March 31, 2006 and the anticipated effect of the acquisition on AH Lisanti.

         Notice is hereby given that the September 23, 2005 special meeting of shareholders of the Adams Harkness Small Cap Growth Fund will be reconvened on November 25, 2005, and will be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101 at 2:00 p.m. (Eastern time). The purpose of the meeting is:

1. To approve an Investment Advisory Agreement between the Trust and AH Lisanti; and

2. To transact such other business as may properly come before the Meeting.

         The Trust's Board of Trustees has previously fixed the close of business on August 8, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

         A Proxy Statement regarding the matters to be considered at the meeting was first mailed to shareholders on or about August 24, 2005. Supplemental materials explaining the anticipated effect of the Canaccord transaction on AH Lisanti as well as another Proxy Card accompany this notice.


                                              By Order of the Board of Trustees,

                                              /s/ David M. Whitaker

                                              David M. Whitaker
                                              Secretary

Portland, Maine
October 25, 2005

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO PROVIDE INITIAL VOTING INSTRUCTIONS (1) ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED; (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD; OR (3) BY LOGGING ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD. YOU MAY CHANGE PREVIOUSLY SUBMITTED VOTING INSTRUCTIONS BY COMPLETING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE.

                               DEFINITIVE COPIES

                      ADAMS HARKNESS SMALL CAP GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101



Dear Shareholder:

         On September 23, 2005, a special meeting of the shareholders of Adams Harkness Small Cap Growth Fund, a series of the Trust (the "Fund"), was held to approve a new Investment Advisory Agreement between the Trust and AH Lisanti Capital Growth, LLC ("AH Lisanti") following a change in the ownership interests of AH Lisanti (the "Proposal"). The meeting was convened and subsequently adjourned. The meeting will be reconvened on Friday, November 25, 2005 at 2:00 p.m. (Eastern time) at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101.

         The September 23, 2005 meeting was adjourned to a later date to permit the Trust to circulate supplemental materials to shareholders regarding
Canaccord Capital Inc.'s ("Canaccord") contemplated acquisition of Adams Harkness Financial Group, Inc. ("AHFG") (the "Acquisition") and the anticipated effect of the Acquisition on AH Lisanti.

         As explained in the August 15, 2005 Proxy Statement (the "Proxy Statement") distributed by the Trust in connection with the September 23, 2005 meeting, the approval of a new Investment Advisory Agreement between the Trust and AH Lisanti ("New Agreement") is necessitated by a change in control of AH Lisanti. On June 30, 2005, Adams Harkness Asset Management, Inc. ("AHAM"), at the direction of its parent corporation, AHFG, transferred to Ms. Mary Lisanti, the Fund's portfolio manager, additional residual membership interests in AH Lisanti (the "Transfer"). The Transfer increased Ms. Lisanti's equity interest in AH Lisanti to 51% and decreased AHAM's equity interest to 49%.

         The Acquisition, which was publicly announced by Canaccord on September 13, 2005, contemplates Canaccord's acquisition of 100% of AHFG's core assets. Current shareholders of AHFG will retain ownership of AHFG's non-core assets, including AHAM. As a result and prior to the closing of the Acquisition, AHAM will be spun off from AHFG to operate as an independent entity. No changes in AHAM's Board of Directors are expected and AHFG does not believe that a change in control of AHAM will result from AHAM's spin off. As an independent entity, AHAM will have minimal net assets and AHFG will not continue to guarantee the liabilities of AH Lisanti after the closing of the Canaccord transaction which is scheduled to occur no later than March 31, 2006.

     At its July 7, 2005 meeting, the Board concluded that the approval of the New Agreement, as necessitated by the Transfer, was reasonable, fair and in the best interests of the Fund and its respective shareholders based on the reasons set forth in the Proxy Statement. At the October 7, 2005 special meeting of the Board, the Board considered the anticipated effects of the Acquisition on AH Lisanti and the Transfer and affirmed the Board's July 7, 2005 approval of the New Agreement. In doing so, the Board noted that all of the factors and conclusions that supported the initial approval of the New Agreement still applied but for AHFG's guarantee of AH Lisanti's liabilities post-closing of the Acquisition. In lieu of the Guarantee, the Board noted that the definitive acquisition agreement executed between Canaccord and AHFG provides for a $250,000 line of credit to AHAM to subsidize the operations of AH Lisanti through December 31, 2006, as needed, and the Board determined to further evaluate the New Agreement and the effect of the expiration of the guaranteed line of credit prior to December 31, 2006.

         THE BOARD CONTINUES TO RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL.

         Since the September 23, 2005 meeting has been adjourned until November 25, 2005, you may still submit a vote on the Proposal by utilizing one of the following options:

         BY MAIL: Complete the enclosed proxy card ("Proxy Card") and return it in the postage paid envelope provided.

         BY TELEPHONE:   Call the Toll-Free number on your Proxy Card.
         BY INTERNET:    Use the Internet address on your Proxy Card.
         IN PERSON:      Attend the Special  Meeting in person at 2:00 p.m.
                         (Eastern time) on November 25, 2005, at the offices of Citigroup Fund Services, LLC, Two Portland
                         Square, Portland, Maine 04101.

If you plan to vote by mail, you should complete the Proxy Card provided herein by:

        (1) Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on a proposal by checking the appropriate box on the Proxy Card;

        (2)       Signing and dating the Proxy Card; and

        (3)       Returning   the  Proxy  Card  in  the  enclosed   postage-paid
                  envelope.

         You may change previously submitted voting instructions by completing the enclosed proxy card and returning it in the enclosed envelope or by attending the November 25, 2005 meeting.

         If you should have any questions about the Proxy Statement, this supplemental information, or the voting process in general, please do not hesitate to call us at (800) 441-7031.


                                              By Order of the Board of Trustees,

                                              /s/ David M. Whitaker

                                              David M. Whitaker
                                              Secretary

Portland, Maine
October 25, 2005

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                      TO VOTE BY INTERNET

                                      1) Read the  Proxy Statement and have the
                                         proxy card below at hand.
                                      2) Go to Website www.proxyvote.com
                                      3) Follow the instructions provided on the
                                         website.

                                      TO  VOTE BY   TELEPHONE

                                      1) Read   the   Proxy Statement and have
                                         the   proxy   card below at hand.
                                      2) Call 1-800-690-6903
                                      3) Follow the instructions.

                                      TO VOTE  BY  MAIL

                                      1) Read   the   Proxy Statement.
                                      2) Check the appropriate boxes on the
                                         proxy  card below.
                                      3) Sign and date   the   proxy card.
                                      4) Return the proxy  card in the  envelope
                                         provided.






TO VOTE, MARK BLOCKS BELOW
IN BLUE OR BLACK INK AS FOLLOWS:             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


PROPOSAL To approve the Investment Advisory Agreement between Forum Funds and AH Lisanti Capital Growth, LLC with respect to Adams Harkness Small Cap Growth Fund.

                                                FOR       AGAINST        ABSTAIN

                                                 0           0              0


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on November 25, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.



___________________________________  ____      __________________________ ______
Signature (PLEASE SIGN WITHIN BOX)   Date       Signature(Joint Owners)    Date

                      ADAMS HARKNESS SMALL CAP GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Adams Harkness Small Cap Growth Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC Two Portland Square, Portland, Maine 04101, on November 25, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned on the reverse side. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH ON THE REVERSE SIDE. The Board of Trustees has solicited approval and recommends that you vote "FOR" the Proposal.